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                                                                   EXHIBIT 10.29

                                LICENSE AGREEMENT


         This License Agreement is made and entered into as of May 22, 1996, by and among SOUTHERN RESEARCH INSTITUTE, a non-profit corporation, having an address at 2000 Ninth Avenue South, Birmingham, Alabama 35205 ("Southern"), UNIVERSITY OF ALABAMA AT BIRMINGHAM RESEARCH FOUNDATION, a non-profit corporation having an address at 1120G Administration Building, 701 20th Street South, Birmingham, Alabama 35294 ("UABRF") and CORIXA CORPORATION, a Delaware corporation having an address at 1124 Columbia Street, Suite 464, Seattle, Washington 98104 ("Licensee").

                                    RECITALS

         A. Southern and UABRF each own rights in certain technology related to microencapsulation and microcapsule formulation.

         B. Southern and UABRF each desire to have such technology utilized in the public interest.

         C. Licensee desires to obtain and Southern and UABRF each desire to grant to Licensee a license under such technology upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT

         1. DEFINITIONS

         For purposes of this License Agreement, the following terms shall have the following meanings:

         1.1 "AFFILIATE" shall mean an entity that controls, is controlled by, or is under common control with another corporation or business entity. The direct or indirect ownership of at least fifty percent (50%) or the maximum allowed by applicable law, if less, of the voting securities or an interest in the assets, profits or earnings of a business entity shall be deemed to constitute control of the business entity.

         1.2 "CANCER FIELD" shall mean [***].

         1.3 "CONFIDENTIAL INFORMATION" shall mean information and materials (biological, chemical or otherwise) that are either marked as confidential or not generally


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known or available outside Licensee, Southern or UABRF and information and materials entrusted to Licensee, Southern or UABRF by third parties. Confidential Information may include, but is not limited to, trade secrets, confidential knowledge, ideas, biological materials, chemical materials, information about biological or chemical materials, any information that may relate to the Licensed Technology, research, development, manufacturing, business plans, personnel, purchasing, financial data, marketing or selling. Confidential Information may include or be contained in materials such as drawings, samples, prototypes, data, procedures, specifications, reports, studies, customer or supplier lists, budgets, cost or price lists, compilations or computer programs, or may be in the nature of unwritten knowledge or know-how.

         1.4 "CORIXA ADJUVANT" shall mean an adjuvant, or any analog or homolog of such an adjuvant, owned or controlled during the term of this License Agreement by Licensee.

         1.5 "CORIXA ANTIGEN" shall mean an antigen, or any analog or homolog of such an antigen, owned or controlled during the term of this License Agreement by Licensee.

         1.6 "CORIXA COMPONENT" shall mean (a) a Corixa Antigen, (b) a Corixa Antigen together with (i) either a Corixa Cytokine or a Corixa Adjuvant or (ii) a Corixa Cytokine and a Corixa Adjuvant, (c) a Corixa Adjuvant or (d) a Corixa Adjuvant together with a Corixa Cytokine.

         1.7 "CORIXA CYTOKINE" shall mean a cytokine, or any analog or homolog of such a cytokine, owned or controlled during the term of this License Agreement by Licensee.

         1.8 "HIV" shall mean human immunodeficiency virus.

         1.9 "INFECTIOUS DISEASE FIELD" shall mean elicitation of an immune response in humans against [***].

         1.10 "LIABILITIES" shall have the meaning assigned thereto in Section
13.

         1.11 "LICENSED PRODUCT" shall mean, subject to Sections 2 and 4 hereof, any [***] deliverable product comprised at least in part of Licensed Technology or Southern Patent Rights and that, in the case of Licensed Products sold in the Cancer Field, is also comprised of at least one Corixa Component.

         1.12 "LICENSED TECHNOLOGY" shall mean the Patent Rights and all know-how related to the Patent Rights.


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         1.13 "NET SALES" shall mean the gross amount received by Licensee or its Affiliates or Sublicensees hereunder for the sale or other disposition to an unaffiliated third party, including but not limited to any distributor or end-user, of a product, less the following deductions for amounts actually incurred related to the sale or other disposition:

              (a) normal, customary trade discounts (including volume discounts), credits and rebates and allowances and adjustments for rejections, recalls or returns;

              (b) freight, insurance, sales, use, excise, value-added and similar taxes or duties imposed on the sale and included in the gross amount charged and government-mandated vaccine insurance premiums;

              (c) amounts, at standard cost, for devices sold in combination with the Licensed Product, including, but not limited to, prefilled syringes and ex vivo cell separation and selection devices.

         1.14 "PATENT RIGHTS" shall mean all rights in and to the Composition/Method Inventions and the Southern Process Inventions (as such terms are defined in Sections 6(b) and 6(c), respectively, of the Research Agreement), and any and all patents and patent applications thereon, and the technology covered by the patents and patent applications listed on Schedule 1.14 hereto, and such patents and patent applications, including any and all renewals, divisions, continuations, continuations-in-part and patents issuing thereon and any reissues, extensions, substitutions, confirmations, registrations, revalidations, revisions and additions of or to such patents, and all foreign counterparts of any of the foregoing.

         1.15 "PHASE I" shall mean clinical trials as described at 21 C.F.R. pt. 312.21(a), a copy of which is set forth on Exhibit A hereto, that are in compliance with the regulations of the FDA or the equivalent foreign regulatory agency.

         1.16 "PHASE III" shall mean clinical trials as described at 21 C.F.R. pt. 312.21(c), a copy of which is set forth on Exhibit A hereto, that are in compliance with the regulations of the FDA or the equivalent foreign regulatory agency.

         1.17 "PLA" shall mean a Product License Application for approval of a biological product, as defined in 21 C.F.R. pt. 312.3, a copy of which is set forth on Exhibit A hereto.

         1.18 "RESEARCH AGREEMENT" shall mean the Research Agreement (With Option to License), dated as of January 4, 1995, by and between Southern and Licensee.

         1.19 "SOUTHERN PATENT RIGHTS" shall mean all rights in and to the technology covered by U.S. Patent No. 4,897,268 and all foreign counterparts of the foregoing and all know how related to the foregoing.


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         1.20 "SUBLICENSEE" shall mean any unaffiliated third party granted rights hereunder by Licensee, including, but not limited to, a marketing or collaborative partner of Licensee.

         1.21 "THIRD PARTY CLAIM" shall have the meaning assigned thereto in
Section 11, Infringement.

         1.22 "VALID CLAIM" shall mean a claim of an issued, unexpired patent included in the Patent Rights or Southern Patent Rights that has not been (a) held invalid or unenforceable by a final decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or was not appealed within the time allowed therefor, or (b) admitted in writing to be invalid or unenforceable by the holder(s) by reissue, disclaimer or otherwise.

         1.21 "WARRANT" shall have the meaning provided in Section 3.6 hereof.

         2. LICENSES

         2.1 Southern hereby grants under the Southern Patent Rights and Southern and UABRF hereby grant under the Licensed Technology to Licensee an exclusive, worldwide license, including the right to sublicense, in the Infectious Disease Field to make, have made, research, use, sell and have sold Licensed Products.

         2.2 Southern hereby grants under the Southern Patent Rights and Southern and UABRF hereby grant to Licensee under the Licensed Technology an exclusive, worldwide license, including the right to sublicense, in the Cancer Field to make, have made, research, use, sell and have sold Licensed Products that incorporate at least one Corixa Component.

         2.3 The licenses granted hereby are subject to (a) the rights of the United States government, if any, as set forth in 35 U.S.C. Section 200, et seq. and (b) Southern's and UABRF's right to practice the Licensed Technology and the Southern Patent Rights in any way they choose outside of the licenses granted to Licensee hereunder and in any event to retain noncommercial and research rights within the fields of use licensed to Licensee hereunder.

         3. ROYALTIES AND LICENSE CONSIDERATION

         3.1. Licensee shall pay Southern the following royalty on cumulative, worldwide Net Sales of Licensed Product the sale of which, but for the licenses granted hereunder, would infringe at least one Valid Claim in the country of sale:

              (a) [***] of Net Sales of Licensed Products sold for use in vivo; and


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              (b) [***] of Net Sales of Licensed Products sold for use ex vivo.

         3.2 (a) In the event the aggregate of all royalties owing by Licensee to third parties on Net Sales of any Licensed Product sold for use in vivo is less than [***], Southern's royalty on Net Sales of such Licensed Product shall be increased by an amount equal to [***] the amount by which such aggregate royalty falls short of [***]. In the event the aggregate of all royalties owing by Licensee to third parties on Net Sales of any Licensed Product sold for use ex vivo is less than [***], Southern's royalty on Net Sales of such Licensed Product shall be increased by an amount equal to [***] the amount by which such aggregate royalty falls short of [***]. In the event the aggregate of all royalties owing to Licensee by third parties on Net Sales of any Licensed Product is greater than [***], Southern's royalty on Net Sales of such Licensed Product shall be increased by an amount equal to [***] the amount by which such aggregate royalty exceeds [***].

              (b) When Licensee's obligation to pay royalties on Net Sales in the country of sale of a Licensed Product pursuant to Section 3.1 hereof lapses due to the expiration in such country of all Valid Claims that were the basis of the royalty obligations related to such Licensed Product, but such Licensed Product incorporates or utilizes Southern or UABRF know-how, then Southern's royalty on Licensee's further Net Sales of such Licensed Product in such country shall be reduced by [***]. In the event Licensee is not obligated to pay royalties on Net Sales in the country of a Licensed Product pursuant to Section
3.1 because no Valid Claim covering the sale of such Licensed Product in the country of sale has issued, whether because no patent application including such claim(s) has been filed or otherwise, but such Licensed Product incorporates or utilizes Southern or UABRF know-how, then Southern's royalty on such Licensed Products sold for in vivo use shall be [***] and on such Licensed Products sold for ex vivo use shall be [***].

              (c) For a product, royalties payable pursuant to Section 3.2(b) shall be reduced by [***], in that country in the event, in the county of sale of the Licensed Product the sale of which gives rise to the obligation to pay royalties thereunder, a third party shall, at any time during the calendar quarter of such Licensed Product sales, commercialize one or more products comprised at least of polymer beads of less than [***] in diameter, which beads are used for vaccine delivery for the disease indication of such Licensed Product. The reduction pursuant to this Section 3.2(c) shall not apply for any subsequent calendar quarter during which such third-party product is not being commercialized.


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              (d) Licensee's obligation to pay royalties pursuant to Sections
3.2(b) and 3.2(c) shall terminate on a product-by-product and country-by-country basis.

                  (i) For Licensed Products in connection with which royalties were payable pursuant to Section 3.2(a) prior to becoming payable pursuant to
Section 3.2(b) or 3.2(c), such obligation shall terminate [***] following expiration of the last to expire of the Valid Claims that covered the applicable Licensed Product during the period that royalties were payable on the sale thereof pursuant to Section 3.2(a).

                  (ii) For Licensed Products in connection with which royalties have been payable solely pursuant to Section 3.2(b) or 3.2(c), such obligation shall terminate [***] following the date first above written.

              (e) In accordance with the terms of Section 3.2(d), sections 3.2
(b) and 3.2(c) shall survive the expiration or termination of this Agreement.

         3.3 All royalty payments hereunder shall be in U.S. dollars, due and payable within forty-five (45) days after the end of each calendar quarter with respect to Net Sales of Licensed Product during such quarter. Licensee shall deliver to Southern with each royalty payment a report setting forth the sales during such quarter and a calculation of the royalties due thereon. Where sales are not made in U.S. dollars, the sales amounts will be translated using the rate of exchange quoted in The Wall Street Journal on the last business day of such quarter.

         3.4 Licensee shall pay Southern annually a minimum royalty of [***] commencing the year following the year during which Licensee receives PLA or equivalent regulatory approval for commercial sale of a Licensed Product in [***]. Amounts owing annually pursuant to Section 3.1 or 3.2 shall be applied against such minimum royalty payment. Any amount creditable against royalties pursuant to Section 3.6 shall be applied against such minimum royalties.

         3.5 Licensee shall deliver to Southern a one-time license fee comprised of (a) a cash payment of [***], payable within fifteen (15) days following execution of this License Agreement and (b) subject to the terms and execution by Southern of Licensee's investor's representation agreement in the form attached hereto as Exhibit 3.5, Fifty Thousand (50,000) shares of Corixa Corporation common stock.


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3.6

         (a) The following amounts shall be payable by Licensee to Southern upon achievement by Licensee or any of its Sublicensees of the following milestones:

             (i) $[***] upon initiation of the first Phase I clinical trial, or its equivalent admissible in at least one (1) of the countries set forth in
Section 3.4, for a Licensed Product;

             (ii) $[***] upon initiation of the first Phase III clinical trial, or its equivalent admissible in at least one (1) of the countries set forth in Section 3.4, for a Licensed Product; and

             (iii) $[***] upon submission of the first PLA or equivalent regulatory application in one (1) of the countries set forth in Section 3.4, for a Licensed Product.

[***]

         (b) Corixa shall grant to Southern a warrant in the form attached hereto as Exhibit 3.6 (the "Warrant"), for the purchase of two hundred fifty thousand (250,000) shares of Corixa common stock, exercisable as follows:

             (i) For 25,000 shares of Licensee's Common Stock at any time and each time following the execution of an agreement, other than, for example, [***], between Licensee and any Sublicensee pursuant to which Licensee has granted rights hereunder; provided, however, that this subsection 3.6(b)(i) is limited to the first five (5) such sublicenses executed after the date first above written; and

             (ii) For 25,000 shares of Licensee's Common Stock at any time and each time following the initiation by Corixa or any of its Sublicensees of Phase III clinical trials or their equivalent [***] for a Licensed Product; provided, however, that this subsection 3.6(b)(ii) is limited to the first five (5) such Phase III trials initiated after the date first above written;

and provided, further, that, in accordance with the terms and conditions of the Warrant (x) the above share numbers are subject to adjustment and [***].


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         3.7 Licensee shall have no obligation and Southern shall be solely responsible for accounting to and making any payments that would otherwise accrue and be payable hereunder to UABRF.

         3.8 Royalty payments that are overdue shall bear interest at the rate of [***].

         4.       OPTION FIELDS

         4.1 Southern hereby grants under the Southern Patent Rights and Southern and UABRF hereby grant to Licensee under the Licensed Technology in the fields of [***] an exclusive option to an exclusive, worldwide license, including the right to sublicense, to make, have made, research, use, sell and have sold Licensed Products.

         4.2 Southern hereby grants under the Southern Patent Rights and Southern and UABRF hereby grant to Licensee under the Licensed Technology in the field of [***] an exclusive option to an exclusive, worldwide license, including the right to sublicense, to make, have made, research, use, sell and have sold Licensed Products that incorporate at least one antigen owned or exclusively licensed to Licensee.

         4.3 The options set forth in Section 4.1 and 4.2 shall be exercisable on a field-by-field basis upon Licensee's written notice to Southern and UABRF at any time and from time to time of Licensee's election to exercise such option in one or more of such fields. Upon such an exercise, the rights and obligations of Southern, UABRF and Licensee with respect to the exercised field(s) shall be on the terms and conditions of this Agreement, provided, however, that Licensee shall have no obligation in connection with any such exercise pursuant to
Section 3.5 hereof.

         4.4 Southern hereby grants under the Southern Patent Rights and Southern and UABRF hereby grant to Licensee under the Licensed Technology in the fields of [***] an exclusive option to negotiate an exclusive, worldwide license, including the right to sublicense, to make, have made, research, use, sell and have sold Licensed Products.

         4.5 The option to negotiate set forth in Section 4.4 shall be exercisable on a field-by-field basis upon Licensee's written notice to Southern and UABRF at any time and from time to time of Licensee's election to exercise such option in one or more such fields. Upon such an exercise, the parties shall negotiate in good faith the remainder of the terms of such license. In the event that [***] following the date of such an exercise the parties have not executed a license agreement for any or all of the applicable exercised fields, Southern and UABRF shall have the right to negotiate with third parties


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in any field so exercised but not so licensed. In the event that prior to such an exercise in connection with one or more fields, Southern or UABRF shall have received a bona fide third party offer to negotiate a license in such a field, Southern or UABRF, as applicable, shall give Licensee written notice of such third party offer, specifying the field(s) of interest to such third party. In the event Licensee desires to exercise its option in any or all such field(s), Licensee shall so notify Southern and UABRF within [***] following Licensee's receipt of notice. Upon receipt by Southern and UABRF of such notice, the parties shall within [***] thereafter negotiate in good faith a license agreement in the applicable field(s). In the event that after such [***] period the parties have not executed a license agreement for any or all of the applicable exercised fields, Southern and UABRF shall have the right to negotiate with third parties in any field so exercised but not so licensed.

         4.6 For so long as Licensee continues to have the option to negotiate set forth in section 4.4, [***] one (1) year following the date first above written, Licensee shall (a) pay to Southern an option fee of [***] and (b) grant to Southern fifteen thousand (15,000) shares of Licensee's Common Stock, subject to the terms of Licensee's standard form of investment representation letter.

         4.7 At each quarterly meeting held pursuant to Section 6.1(b) hereof, the parties shall discuss in good faith (a) whether the fields set forth in
Section 4.1, 4.2 and 4.4 continue to be appropriate and whether any fields should be added to or deleted from such Sections, including whether any fields then subject to one such Section should be moved to another such Section; and
(b) amending the amounts payable and number of shares subject to grant pursuant to Section 4.6 hereof.

         5. REPORTS; BOOKS AND RECORDS

         5.1 Licensee shall keep accurate books and records containing all information that may be necessary for the purpose of showing the amounts payable to Southern thereunder. Said books of account shall be kept at Licensee's principal place of business, such books and records being retained at a principal place of business for at least three (3) years following the end of the calendar year to which they pertain.

         5.2 Upon written request of Southern, Licensee shall permit an independent certified public accounting firm reasonably acceptable to Licensee to have access during normal business hours to such books and records as may be reasonable necessary solely to verify the calculation of Net Sales and royalties thereunder for the three (3) year period preceding such written request. The fees charged by such accounting firm shall be paid by Southern; provided, however, that if an audit discloses an underpayment by Licensee of more than [***] for such audited period, Licensee shall pay the reasonable fees and expenses charged by the accounting firm.


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         5.3 Southern shall treat all financial information subject to review under this Section 5 as confidential and shall cause its accounting firm to retain all such information in confidence.

         6. DILIGENCE

         6.1 (a) Licensee shall use commercially reasonable efforts to develop and commercialize the Licensed Technology and the Southern Patent Rights; provided, however, that such efforts shall only be required to the extent that the applicable Licensed Technology or Southern Patent Rights warrant such efforts in light of then prevailing market conditions, including the existence of new or more competitive technologies.

             (b) Licensee shall submit to Southern prior to April 1 of each year during the term annual written progress reports describing Licensee's progress during the prior calendar year related to Licensee's business and scientific development of the Licensed Technology and Southern Patent Rights. Southern and Licensee shall hold quarterly meetings at which the parties will discuss the progress under the Research Agreement and Licensee shall present any applicable information related to its business and scientific development of the Licensed Technology and Southern Patent Rights, including, but not limited to, such development related to modes of administration of the Licensed Technology and alternate vaccine technologies such as the Southern Patent Rights. The parties shall also discuss in good faith at such quarterly meetings additional fields appropriate to the Research Agreement or for license or option hereunder.

             (c) Licensee shall use commercially reasonable efforts to sell any Licensed Product sold hereunder as far down the distribution chain as possible.

         6.2 Licensee shall use commercially diligent efforts to file an IND for a Licensed Product for use as an in vivo vaccine by [***].

         7. MANUFACTURE

         7.1 Southern BioSystems, Inc. or any Southern Affiliate as Southern, in its sole discretion, shall identify, shall have the first right to negotiate the manufacture and supply of Licensee's and/or its Sublicensees' initial clinical trial requirements and commercial requirements of Licensed Product, unless any Sublicensee thereof elects to control manufacture and supply, in which case Southern shall provide to such Sublicensee all know-how and other information necessary to such manufacture and supply, the reasonable costs related to which shall be borne by Licensee or its Sublicensee(s) hereunder.

         7.2 In the event Licensed Product is manufactured by a Sublicensee (a) such Sublicensee shall in no event use the Licensed Technology or Southern Patent Rights other than for the manufacture or sale of Licensed Product, (b) Southern shall have


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commercially reasonable audit and inspection rights of such Sublicensee's manufacturing facility and (c) Licensee shall cause such Sublicensee to grant Southern a nonexclusive, royalty-free license to any improvements to the Licensed Technology and Southern Patent Rights arising from such manufacture.

         8. CONFIDENTIALITY; PUBLICATION

         8.1 In fulfilling their obligations under this License Agreement, it may be desirable or necessary for the parties to disclose to one another certain of their Confidential Information. In the event of receipt of such Confidential Information, the receiving party agrees to preserve such information as confidential and not to disclose it to third parties or to use it except in connection with this License Agreement for a period of seven and one-half (7.5) years after receipt. The foregoing obligations shall not apply to any information that:

         (a) is now in the public domain or becomes generally available to the public through no fault of the receiving party;

         (b) is already known to, or in the possession of, the receiving party as can be demonstrated by documentary evidence;

         (c) is disclosed to the receiving party on a nonconfidential basis by a third party having the right to make such disclosure; or

         (d) is independently developed by the receiving party as can be demonstrated by documentary evidence.

         In addition, to the extent reasonably necessary to fulfill its obligations or exercise its rights under this License Agreement (i) a party may disclose Confidential Information to its Affiliates, Sublicensees, consultants, outside contractors and clinical investigators, on a need-to-know basis on condition that such persons or entities agree to be bound by the provisions of this Section 8.1, (ii) a party or its Affiliates or Sublicensees may disclose Confidential Information to governmental or other regulatory authorities to the extent that such disclosure is reasonably necessary to obtain patents or regulatory authorizations, provided the disclosing party shall request confidential treatment thereof, and (iii) a party may disclose Confidential Information as required by applicable law, regulation or judicial process, provided that such party shall give the other party (x) prior written notice thereof, (y) adequate opportunity to object to any such disclosure or to request confidential treatment thereof, and (z) shall take all steps reasonably possible to minimize the disclosure to that level mandated by law.

         8.2 The parties may make a joint announcement of the existence of this License Agreement. Licensee and its Sublicensees may announce clinical, regulatory and commercial developments related to Licensed Products. Other than as described above,


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neither party shall publish any news release or other public announcement, written or oral, announcing this License Agreement or any performance thereunder, except to the extent required by law in the reasonable opinion of legal counsel for the originating party (written notice of such opinion being given to the other party prior to publication and such publication delayed for a reasonable time to allow the nonpublishing party to respond) or to the extent mutually agreed by the parties.

         8.3 Southern and Licensee hereby reaffirm their obligations pursuant to
Section 11 of the Research Agreement.

         9. PATENT PROSECUTION

         Southern shall direct the filing, prosecution and maintenance of all patents and patent applications covering the Patent Rights and the Southern Patent Rights and shall retain patent counsel reasonably acceptable to Licensee therefor. The reasonable expenses of such filing, prosecution and maintenance shall, except to the extent such expenses are borne by one or more third parties, be borne by Licensee. Licensee shall cooperate and assist Southern in connection with such filing, prosecution and maintenance. Southern shall cause to be provided to Licensee the text of any patent applications before filing and consider in good faith and incorporate Licensee's reasonable requests related thereto. Southern shall provide copies to Licensee of all other official actions or submissions and shall confer with Licensee in regard thereto, giving due consideration to Licensee's reasonable requests.

         10. PATENT ENFORCEMENT

         In the event either party becomes aware of a suspected infringement of any Patent Right or Southern Patent Right or the institution by a third party of any proceedings for the revocation of any Patent Right or Southern Patent Right in any country, such party shall notify the other party promptly. Licensee shall prosecute any infringement action that materially adversely affects Licensee's business as then conducted or defend any such proceedings for revocation at its own expense, in its own name. In such event, Licensee shall be entitled to all recoveries in any such action or proceeding; provided, however, that Licensee shall pay to Southern royalties in accordance with Section 3 hereof on the net amount of such recoveries remaining after deduction of Licensee's costs and expenses related to such action or proceeding. Southern will assist Licensee, at Licensee's expense, in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if requested by Licensee or required by law. Southern shall have the right to participate and be represented in any such suit by its own counsel at its own expense. In the event the Patent Rights or Southern Patent Rights subject of such action or proceeding have been sublicensed hereunder, the Sublicensee shall also have the right to participate in such prosecution or defense.


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         11. INFRINGEMENT

         In the event that a third party at any time threatens to or brings suit against either party, its Affiliates, or Sublicensees alleging infringement of any third party patent or trade secret on account of the development, manufacture, use or sale of any Licensed Product (a "Third Party Claim"), the party receiving notification of the Third Party Claim shall notify the other party, enclosing a copy of all pleadings served, if any. Licensee shall control the defense of such Third Party Claim in its own name and such defense shall be at its own expense and under its direction and control. Southern and UABRF, at Licensee's expense, will reasonably assist Licensee in such defense if so requested. In addition, Southern, UABRF and any applicable Sublicensee hereunder, shall have the right to participate and be represented in any such Third Party Claim by its own counsel at its own expense. Any judgments, settlements or damages payable with respect to a Third Party Claim shall be paid by Licensee or shared pro rata in the event more than one party so defends, subject to any claims against the other parties for breach of or for indemnification under this License Agreement or that are otherwise available at law or in equity.

         12. REPRESENTATIONS AND WARRANTIES

         12.1 Southern and UABRF represent and warrant to Licensee that Southern and/or UABRF owns all of the Licensed Technology and Southern Patent Rights and has all rights and authority necessary to grant the rights and licenses granted to Licensee thereunder.

         12.2 Neither Southern nor UABRF has granted to any third party any commercialization rights under the Licensed Technology or Southern Patent Rights
(a) involving Corixa Components in the Cancer Field or (b) in the Infectious Disease Field.

         12.3 Schedule 1.14 contains a list of all patent applications filed on or before the date first above written that cover the Licensed Technology. All inventors named in such applications have assigned, or are under an obligation to assign, to Southern or UABRF, as applicable, all of their right, title and interest in and to the inventions claimed in such applications. All inventors named in the Southern Patent Rights have assigned to Southern all of their right, title and interest in and to the inventions claimed in such patents.

         12.4 NEITHER PARTY WILL BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY SUBJECT MATTER OF THIS LICENSE AGREEMENT.


Southern Research Institute License Agreement

         13. INDEMNIFICATION

         (a) Licensee hereby agrees to indemnify, hold harmless, and defend Southern and UABRF and its officers, directors, representatives, agents and employees from and against any and all demands, claims, suits or actions of any character presented or brought on account of any injuries, losses or damages sustained by any person or property in consequence of any act or omission of Licensee or its agents, employees or subcontractors, except for any injuries, losses or damages that specifically result from the negligence or willful misconduct of Southern or UABRF. The foregoing indemnity shall include but not be limited to court costs, attorneys' fees, costs of investigation and costs of defense associated with such demands, claims, suits or actions.

         (b) Licensee shall maintain, during the term of this License Agreement, comprehensive general liability insurance, including products liability insurance, with reputable and financially secure insurance carriers to cover the activities of Licensee, its Affiliates and Sublicensees hereunder. Such insurance shall be written to cover claims incurred, discovered, manifested, or made during or after the expiration of this License Agreement. Such insurance shall include Southern and UABRF as additional insureds. Licensee shall furnish to Southern a certificate of insurance evidencing such coverage.

         14. DISPUTE RESOLUTION

         14.1 The parties shall attempt to resolve through good faith discussions any dispute which arises under this License Agreement. Any dispute may, at the election of either party, be referred to the chief executive officers, or the equivalent, of each party. If they are unable to resolve the dispute, except one having to do with the scope, enforceability, infringement or validity of a patent, within thirty (30) days after delivery of written notice of the dispute from one party to the other, either party may seek to resolve it by initiating Alternative Dispute Resolution ("ADR") at the geographical location of the noninitiating party in which the Judicial Arbitration and Mediation Services ("JAMS") of such location, through a panel of three (3) arbitrators (the "Arbitrators"), shall control the proceedings as provided herein. If JAMS is not in existence at the time of such dispute, the American Arbitration Association, of such location shall be substituted.

         14.2 An ADR shall be initiated by a party by sending written notice thereof to the other party and JAMS, which notice shall state the issues to be resolved. Within ten (10) business days after receipt of such notice, the other party may, by sending written notice to the initiating party and JAMS, add issues to be resolved. Within twenty (20) business days after the date of the original ADR notice, JAMS shall nominate to the parties at least ten (10) qualified nominees from JAMS' panel. Each party shall have five (5) business days after the receipt of such nominations to select one Arbitrator. The two (2) Arbitrators so selected shall mutually agree on a third Arbitrator to complete the panel.


Southern Research Institute License Agreement

         14.3 Each Arbitrator shall have experience in the Field relevant to the dispute and in intellectual property law matters. In the event of a dispute between the parties relating to the calculation of any royalties or the amount of other consideration payable under this License Agreement (including without limitation, the results of any audit conducted on behalf of a party pursuant to
Section 5.2), then, in addition to the procedure set forth in Section 14.2, the Arbitrators shall be partners or full members of an internationally recognized certified public accounting firm which is not an auditing firm for either party and has not provided material services to either party during the last two (2) year period prior to the date of ADR initiation.

         14.4 The Arbitrators shall hold a hearing to resolve the issues within one hundred twenty (120) business days after selection. The location of the hearing shall be at the geographical location of the noninitiating party. Each party may be represented by counsel. Prior to the hearing, the parties shall be entitled to engage in discovery under procedures of the Federal Rules of Civil Procedure; provided, however, that a party may not submit more than fifty (50) written interrogatories or take more than six (6) depositions. There shall not be, and the Arbitrators shall not permit, any discovery within thirty (30) days of the hearing. The Arbitrators shall have sole discretion regarding the admissibility of evidence and conduct of the hearing. At least five (5) business days prior to the hearing, each party shall submit to the other party and the Arbitrators a copy of all exhibits on which such party intends to rely at the hearing, a pre-hearing brief (up to 30 pages) and a proposed disposition of the dispute (up to 5 pages). The proposed disposition shall be limited to proposed rulings and remedies on each issue, and shall contain no argument on or analysis of the facts or issues; provided, however, that the parties will not present proposed monetary remedies. Within five (5) business days after close of the hearing, each party may submit a post-hearing brief (up to 5 pages) to the Arbitrators.

         14.5 The Arbitrators shall render a disposition on the proposed rulings as expeditiously as possible after the hearing, but not later than fifteen (15) business days after the conclusion of the hearing. In the circumstances where the Arbitrators rule for a party on a claim in the form of a claim for monetary damages, the parties will then submit a proposed remedy within ten (10) days of notice of the ruling. The proposed remedy may be accompanied by a brief in support of the remedy not to exceed five (5) pages. The Arbitrators will rule on the proposed remedies within ten (10) days of their submission. The Arbitrators' disposition shall be final and not appealable, except that either party shall have the right to appeal such disposition on the basis it was affected by fraud or bad faith in connection with the ADR proceedings. A judgment on the Arbitrators' disposition may be entered in any court having jurisdiction over the parties. The reasonable fees and expenses of the Arbitrators, as well as the standard charges of JAMS for its assistance, shall be borne equally by the parties or as they may otherwise agree.


Southern Research Institute License Agreement

         14.6 Except as otherwise provided in this Section 14, JAMS Rules shall be used in connection with the ADR.

         14.7 A party shall not be prohibited from bringing a claim for resolution under this Section 14 on the ground that the claim could have been brought during an earlier proceeding under this Section 14.

         15. TERM AND TERMINATION

         15.1 Unless sooner terminated pursuant to Section 15.2 or 15.3, the term of this License Agreement shall commence on the date first above written and continue until the expiration of the last to expire of all patents issuing on any Patent Rights or Southern Patent Rights licensed under this License Agreement, including any extensions thereof and any periods of exclusivity granted by regulatory agencies or other governmental bodies.

         15.2 Southern shall have the right to terminate this License Agreement if:

             (a) Licensee shall default in the performance of any of the material obligations herein contained and such default has not been cured within thirty (30) days after receiving written notice thereof from Southern; or

             (b) Licensee shall cease to carry out its business, become bankrupt or insolvent, apply for or consent to the appointment of a trustee, receiver or liquidator of its assets or seek relief under any law for the aid of debtors.

         15.3 Licensee may terminate this License Agreement upon six (6) months' prior written notice to Southern and upon payment of all amounts due Southern through the effective date of the termination.

         15.4 Upon termination of this License Agreement, neither party shall be released from any obligation that matured prior to the effective date of such termination. Licensee and any Sublicensee may, however, after the effective date of such termination, sell all products in inventory under the Licensed Technology or Southern Patent Rights, provided that Licensee shall pay to Southern the royalties thereon as required by Section 3 hereof and submit the reports required by Section 3.3 hereof.

         15.5 Sections 5, 8, 12, 13, 14 and 17 shall survive the expiration or earlier termination of this License Agreement. Sections 3.2(b) and 3.2(c) shall survive the expiratation or earlier termination of this Agreement in accordance with Section 3.2(e).

         16. NOTICES

         Any notice or communication pursuant to this License Agreement shall be sufficiently made or given if sent by certified, first-class mall, postage prepaid, or


Southern Research Institute License Agreement facsimile, addressed to the address below or as either party shall designate by written notice to the other party

         In the case of Southern:

                  Southern Research Institute
                  2000 Ninth Avenue South
                  Birmingham, AL  35205
                  Attention:  President & Chief Executive Officer
                  Facsimile:  (205) 581-2880
                  eMail:  rouse@sri.org

         In the case of the UABRF

                  UAB Research Foundation
                  1120G Administration Building
                  701 20th Street South
                  Birmingham, AL  35294
                  Attention:  Executive Director
                  Facsimile:  (205) 934-1221

         In the case of Licensee:

                  Corixa Corporation
                  1124 Columbia St.
                  Suite 464
                  Seattle, WA  98104
                  Attention:  Chief Operating Officer
                  Facsimile: (206) 667-5715
                  eMail:  mcdade@corixa.com

         17.      MISCELLANEOUS

         17.1 This License Agreement shall be construed and interpreted in accordance with the laws of the state of Washington, regardless of its or any other jurisdiction's choice of law provisions.

         17.2 The parties acknowledge that this License Agreement and the Research Agreement set forth the entire understanding and agreement of the parties hereto regarding the subject matter hereof and supersede all previous understandings between the parties, written or oral, regarding such subject matter.


Southern Research Institute License Agreement

         17.3 Nothing contained in this License Agreement shall be construed as conferring any right to use in advertising, publicity or other promotional activities any name, trademark or other designation (including any contraction, abbreviation or simulation of any of the foregoing). Without the express written approval of the other party, neither party shall use any designation of the other party in any promotional activity associated with this License Agreement or the Licensed Technology. Neither party shall issue any press release or make any public statement in regard to this License Agreement without the prior written approval of the other party. Notwithstanding the terms and conditions of this Section 17.3, the parties shall have the right to make disclosures on the terms and subject to the conditions of Section 8.2 hereof.

         17.4 If one or more of the provisions of this License Agreement shall be held invalid, illegal or unenforceable, the remaining provisions shall not in any way be affected or impaired thereby. In the event any provision is held illegal or unenforceable, the parties shall use reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as is practical, implements purposes of the provision held invalid, illegal and unenforceable.

         17.5 Failure at any time to require performance of any of the provisions herein shall not waive or diminish a party's right thereafter to demand compliance therewith or with any other provision. Waiver of any default shall not waive any other default. A party shall not be deemed to have waived any rights thereunder unless such waiver is in writing and signed by a duly authorized officer of the party making such waiver.

         IN WITNESS WHEREOF, the parties hereto have caused this License Agreement to be executed as of the date first above written.

                                          SOUTHERN RESEARCH INSTITUTE

                                          /s/ JOHN W. ROUSE
                                          -------------------------------------
                                          John W. Rouse, President & Chief
                                          Executive Officer

                                          UAB RESEARCH FOUNDATION

                                          /s/ KENNETH J. ROOZEN
                                          -------------------------------------
                                          Kenneth J. Roozen, Executive Director

                                          CORIXA CORPORATION

                                          By: /s/ MARK MCDADE
                                             ----------------------------------
                                          Mark McDade, Chief Operating Officer


Southern Research Institute License Agreement

                                 SCHEDULE 1.14

                                 PATENT RIGHTS

The Southern Research Institute microsphere technology covered by the following patents and patent applications:

--------------------------------------------------------------------------------
    Patent No./App. No.         Country                 Filing/Issue Date
--------------------------------------------------------------------------------

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Ser. No. [***]                    [***]         Filed [***]
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Ser. No. [***]                    [***]         Filed [***]
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Pat. No. [***]                    [***]         Issued [***]
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Ser. No. [***]                    [***]         Filed [***]
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Pat. No. [***]                    [***]         Issued [***]
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Pat. No. [***]                    [***]         Issued [***]
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Pat. No. [***]                    [***]          [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Pat. No. [***]                    [***]         Issued [***]
--------------------------------------------------------------------------------
Pat. No. [***]                    [***]         Issued [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Pat. No. [***]                    [***]         Issued [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAT. NO. [***]                    [***]         Issued [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Pat. No. [***]                    [***]         Issued [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                    [***]         Filed [***]
--------------------------------------------------------------------------------

Southern Research Institute License License Agreement

--------------------------------------------------------------------------------
Pat. No. [***]                   [***]          Issued [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Pat. No. [***]                   [***]          Issued [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Pat. No. [***]                   [***]          Issued [***]
--------------------------------------------------------------------------------
Pat. No. [***]                   [***]          Issued [***]
--------------------------------------------------------------------------------
Pat. No. [***]                   [***]          Issued [***]
--------------------------------------------------------------------------------
Pat. No. [***]                   [***]          Issued [***]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAT. NO. [***]                   [***]          ISSUED [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Pat. No. [***]                   [***]          Issued [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Pat. No. [***]                   [***]          Issued [***]
--------------------------------------------------------------------------------
Pat. No. [***]                   [***]          Issued [***]
--------------------------------------------------------------------------------
Ser. No. [***]                   [***]          Filed [***]
--------------------------------------------------------------------------------
Pat. No. [***]                   [***]          Issued [***]
--------------------------------------------------------------------------------

Southern Research Institute License License Agreement

                                   EXHIBIT A

        (a) Phase 1. (1) Phase 1 includes the initial introduction of an investigational new drug into humans. Phase 1 studies are typically closely monitored and may be conducted in patients or normal volunteer subjects. These studies are designed to determine the metabolism and pharmacologic actions of the drug in humans, the side effects associated with increasing doses, and, if possible, to gain early evidence on effectiveness. During Phase 1, sufficient information about the drug's pharmacokinetics and pharmacological effects should be obtained to permit the design of well-controlled, scientifically valid, Phase 2 studies. The total number of subjects and patients included in Phase 1 studies varies with the drug, but is generally in the range of 20 to 80.

        (2) Phase 1 studies also include studies of drug metabolism, structure-activity relationships, and mechanism of action in humans, as well as studies in which investigational drugs are used as research tools to explore biological phenomena or disease processes.

        (b) Phase 2. Phase 2 includes the controlled clinical studies conducted to evaluate the effectiveness of the drug for a particular indication or indications in patients with the disease or condition under study and to determine the common short-term side effects and risks associated with the drug. Phase 2 studies are typically well controlled, closely monitored, and conducted in a relatively small number of patients, usually involving no more than several hundred subjects.

        (c) Phase 3. Phase 3 studies are expanded controlled and uncontrolled trials. They are performed after preliminary evidence suggesting effectiveness of the drug has been obtained, and are intended to gather the additional information about effectiveness and safety that is needed to evaluate the overall benefit-risk relationship of the drug and to provide an adequate basis for physician labeling. Phase 3 studies usually include from several hundred to several thousand subjects.

Marketing application means an application for a new drug submitted under section 505(b) of the Act, a request to provide for certification of an antibiotic submitted under section 507 of the Act, or a product license application for a biological product submitted under the Public Health Service Act.

                                                                    EXHIBIT 3.5

                        INVESTMENT REPRESENTATION LETTER

        This Investment Representation Letter is delivered in connection with the License Agreement dated May 22, 1996 (the "License Agreement") between Southern Research Institute ("SRI"), University of Alabama at Birmingham Research Foundation and Corixa Corporation ("Corixa"), which, among other things, provides for the sale and issuance to SRI of Fifty Thousand (50,000) shares of Corixa's common stock (the "Shares"). The undersigned, in connection with the purchase of the Shares, hereby represents and warrants to Corixa as follows:

        1. Authority. It has the full power, right and authority to enter into this Investment Representation Letter and all authorizations and consents necessary for the execution and delivery of this Investment Representation Letter have been given and all authorizations and approvals required by law or contract with respect to its right and power to make the representations and warranties set forth herein have been obtained.

        2. Purchase Entirely for Own Account. It is acquiring the Shares for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. It has no present intention of selling, granting any participation in, or otherwise distributing the Shares. It does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

        3. Investment Experience. It has received all information concerning Corixa that it has requested and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in acquiring and holding the Shares. It is experienced and knowledgeable in the business of Corixa and is able to bear the economic risk and lack of liquidity inherent in holding the Shares.

        4. Restricted Securities. It understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Corixa in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, it represents that it is generally familiar with SEC Rule 144, as presently in effect ("Rule 144"), and that it understands the resale limitations imposed thereby and by the Act.

        5. Further Limitations on Disposition. Without in any way limiting the representations set forth above, it further agrees not to make any disposition of all or any portion of the Shares unless:

                a. There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                b. (i) It has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, it has furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act; or

                c.      Such disposition is made pursuant to Rule 144.

        6. Legends. It is understood that the Shares may bear one or all of the following legends:

                (a) "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). They may not be sold, offered for sale, pledged, hypothecated or otherwise transferred in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                (b)     Any legend required by any applicable state laws.

        IN WITNESS WHEREOF, the undersigned has executed this Investment Representation Letter effective as of May 22, 1996.


                                        SOUTHERN RESEARCH INSTITUTE


                                        By: ____________________________

                                        Its: ___________________________

                                                                    Exhibit 3.6


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT.


                                                                     Void after
                                                                   May __, 2006

                           WARRANT AGREEMENT FOR THE
                       PURCHASE OF SHARES OF COMMON STOCK

                                       of

                               CORIXA CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

        THIS CERTIFIES THAT, for value received, Southern Research Institute, a non-profit corporation, having an address at 2000 Ninth Avenue South, Birmingham, Alabama 35205 (the "Investor") is entitled to purchase, on the terms hereof, up to Two Hundred Fifty Thousand (250,000) shares of Common Stock (the "Common Stock") of Corixa Corporation, a Delaware corporation having its principal offices at 1124 Columbia Street, Suite 464, Seattle, Washington 98104 (the "Company"), at the per share purchase price described in Section 1.4 below, subject to the provisions and upon the terms and conditions hereinafter set forth. This Warrant is issued pursuant to the provisions of that certain License Agreement between the Investor and the Company dated May __, 1996 (the "License Agreement"), and all terms not otherwise defined herein shall have the meaning ascribed to such terms in the License Agreement.

        1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the "Warrant Stock") may be purchased, are as follows:

        1.1 Term; Acceleration. Subject to the terms hereof, this Warrant may be exercised in part in accordance with each of subsections 1.2(a) and (b) below, at any time following the occurrence of an event set forth in each respective subsection, for the full number of shares of Warrant Stock set forth in such subsection with respect to such event; provided, however, that in no case may this Warrant be exercised later than 5:00 p.m. (Pacific Standard Time) upon the earlier of (a) the close of business on May __, 2006, or (b)(i) the closing of the acquisition of the Company by another entity by means of a transaction or series of related transactions or (ii) the closing of the sale of all or substantially all of the assets of the Company, unless the

Company's stockholders of record prior to such acquisition or sale will hold at least fifty percent (50%) of the voting power of the acquiring or surviving entity immediately after such acquisition or sale (an event coming within this subsection 1.1(b) being an "Acquisition"); provided further, however, that with respect to both subsections 1.1(a) and (b) above, if (X) an Acquisition occurs prior to May __, 2006 or (Y) the License Agreement has not either expired or been terminated prior to May __, 2006, then notwithstanding Section 1.2 below, the holder hereof shall have the right to exercise this Warrant for up to the full 250,000 shares of Common Stock for which this Warrant is exercisable, subject to adjustment pursuant to Section 2 hereof and subject to the term limits set forth in this Section 1.1. At least ten (10) days prior to the occurrence of an event specified in (a) or (b) of this Section 1.1, the Company shall mail to the holder of this Warrant notice of such event and that such holder's right to exercise this Warrant shall terminate upon the occurrence of such event.

        1.2 Number of Shares. Subject to Section 1.1 hereof, this Warrant is exercisable as follows:

                (a) For 25,000 shares of the Company's Common Stock at any time and each time following the execution of an agreement between the Company and any third party other than the Investor pursuant to which the Company has granted a sublicense under the License Agreement to a Sublicensee (each a "Sublicense"); provided, however, that this subsection 1.2(a) is limited to the first five (5) Sublicenses executed by the Company after the date hereof; and

                (b) For 25,000 shares of the Company's Common Stock at any time and each time following the initiation by the Company or any of its Sublicensees of Phase III clinical trials or the equivalent admissible in at least one (1) of the countries set forth in Section 3.4 of the License Agreement for a Licensed Product; provided, however, that this subsection 1.2(b) is limited to the first five such (5) Phase III clinical trials initiated after the date hereof;

        and provided further, however, that the above share numbers are also subject to adjustment pursuant to Section 2 hereof.

        1.3 Termination of License Agreement. In the event the License Agreement is terminated prior to May __, 2006 for any reason, the Investor shall be entitled to exercise this Warrant for that number of shares of Common Stock for which this Warrant is then exercisable in accordance with Sections
1.1 and 1.2 above based on the number of Sublicenses executed and/or Phase III Trials initiated prior to such termination, subject to the term limits set forth in Section 1.1 hereof; provided, however, that in the event the License Agreement is terminated at any time on account of any uncured breach of such License Agreement by the Investor, the Company shall have the right (the "Repurchase Right"), at the Company's sole discretion, to repurchase all or any portion of the shares of Common Stock purchased by the Investor upon exercise of this Warrant which are then held by the Investor at a price per share equal to the Warrant Price (as defined in Section 1.4 below); provided further, however, the Company's Repurchase Right shall terminate when the Investor no longer holds any shares of Common Stock.

        1.4 Purchase Price. The per share purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be $0.001 (the "Warrant Price"), subject to adjustment as provided herein.

        1.5 Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto ("Subscription Notice"), to the Company at its principal offices and (b) the delivery of the purchase price by check or bank draft payable to the Company's order or by wire transfer to the Company's account for the number of shares for which the purchase rights hereunder are being exercised, or any other form of consideration approved by the Company's Board of Directors. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such latter date as may be specified in the executed Subscription Notice, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

        1.6 Exercise by Exchange. In addition to and without limiting the rights of the holder hereof under the terms hereof, this Warrant may be exercised by being exchanged in whole or in part at any time or from time to time prior to its expiration for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (x) the fair market value of the number of shares of Common Stock subject to this Warrant designated for exercise by the holder hereof on the date of the exercise and (y) the aggregate Warrant Price for such shares in effect at such time. The following diagram illustrates how many shares would then be issued upon exercise pursuant to this Section 1.6:

        Let     FMV  =  Fair market value per share of Common Stock at date of exercise.
                PSP  =  Per share Warrant Price at date of exercise.
                N    =  Number of shares of Common Stock purchasable under the portion of this Warrant being exercised pursuant to this Section 1.6.
                X    =  Number of shares of Common Stock to be issued to the holder upon such exercise.

                     X  =   (FMV)(N)-(PSP)(N)
                            -----------------
                                   FMV

Upon any such exercise, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be reduced by such designated number of shares of Common Stock and, if a balance of purchasable shares of Common Stock remains after such exercise, the Company shall execute and deliver to the holder hereof a new Warrant for such balance of shares of Common Stock. No payment of any cash or other consideration to the Company shall be required from the holder of this Warrant in connection with any exercise of this Warrant by exchange pursuant to this Section 1.6. Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the holder hereof that the exchange pursuant to this section be made, or at such later date as may be specified in such request. No fractional shares arising out of the above formula for determining the number of shares issuable in such exchange shall be issued, and the Company shall in lieu thereof make payment to the holder hereof of cash in the amount of such fraction multiplied by the fair market value of a share of Common Stock on the date of the exchange. For the purposes of this Warrant, the "fair market value" of any number of shares of Common Stock shall be calculated on the basis of (a) if the Common Stock is then traded on a securities exchange, the average of the closing prices of the Common Stock on such exchange over the 30-day period ending three (3) days prior to the date of exercise, (b) if the Common Stock is then regularly traded over-the-counter, the average of the sale prices or secondarily the closing bid of the Common Stock over the 30-day period ending three (3) days prior to the date of exercise, or (c) if there is no active public market for the Common Stock, the fair market value thereof as determined in good faith by the Board of Directors of the Company. In the event the holder of this Warrant exercises this Warrant contingent upon the closing of the initial registered public offering by the Company of its Common Stock effected pursuant to a Registration Statement on Form S-1, Form SB-1 or Form SB-2 under the Securities Act of 1933, as amended (the "Act") (the "Initial Public Offering"), the "fair market value" of a share of Common Stock on the date of exchange shall be equal to the "Initial Price to Public" specified in the final prospectus with respect to such Initial Public Offering.

        1.7 Issuance of Shares. As soon as reasonably practicable after each exercise of this Warrant in accordance with Sections 1.1 and 1.2 hereof, and in any event within ten (10) days of the Company's receipt of a duly executed Subscription Notice, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

                (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise, and

                (b)     in case such exercise is in part in accordance with
Section 1.2 only, a new Warrant or Warrants of like tenor, representing the portion of Warrant Stock with respect to which this Warrant shall not then have been exercised.

        2.      Certain Adjustments.

        2.1 Mergers or Consolidations. If at any time there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with another corporation other than an Acquisition, then, as a part of such reorganization, merger or consolidation, lawful provision shall be made so that the Investor shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Warrant Price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger or consolidation, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger or consolidation if this Warrant had been exercised immediately before that reorganization, merger or consolidation. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Investor after the reorganization, merger or consolidation to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant; provided, however, that the aggregate purchase price shall not be adjusted.

        2.2 Splits and Subdivisions; Dividends. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately decreased and the number of shares of Warrant Stock shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares; provided, however, that the aggregate purchase price shall not be adjusted.

        2.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share purchase price shall be appropriately increased and the number of shares of Warrant Stock shall be appropriately decreased in proportion to such decrease in outstanding shares; provided, however, that the aggregate purchase price shall not be adjusted.

        2.4 Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 2.2, then, in each such case for the purpose of this Section 2.4, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution; provided, however, that the aggregate purchase price shall not be adjusted.

        2.5 Certificate as to Adjustments. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

                (a)     Such adjustments and readjustments;

                (b)     The purchase price at the time in effect; and

                (c) The number of shares of Warrant Stock and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

        2.6 No Dilution or Impairment. The Company will not, by amendment of its Amended and Restated Certificate of Incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment.

        2.7     Notices of Record Date, etc. In the event of:

                (a) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of assets of the Company to any other person or any consolidation or merger involving the Company; or

                (c) Any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the holder of this Warrant at least twenty (20) days prior to the earliest date specified therein, a notice specifying:

                        (i) The date on which any such record is to be taken for the purpose of such dividends, distribution or right, and the amount and character of such dividend, distribution or right; and

                        (ii) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

        3.      Fractional Shares.      No fractional shares shall be issued in
connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

        4. Privilege of Stock Ownership. Prior to the exercise of this Warrant, the Investor shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the company. Nothing in this Section 4, however, shall limit the right of the Investor to be provided the notices described in Section 2 hereof or to participate in distributions described in Section 2 hereof if the Investor ultimately exercises this Warrant.

        5. Limitation of Liability. Except as otherwise provided herein, in the absence of affirmative action by the holder hereof to purchase the Warrant Stock, no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to any obligation or liability of such holder for the purchase price or as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company.

        6.      Representations and Warranties of the Company.

        6.1 Authorization. The Company has full power and authority to enter into this Warrant. This Warrant has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

        6.2 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use its reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

        6.3 Valid Issuance. This Warrant, when issued ad delivered in accordance with the terms hereof, and the Warrant Stock, when issued pursuant to the terms hereof and upon payment of the exercise price, shall, upon such issuance, be duly authorized, validly issued, fully paid and nonassessable.

        7. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company with respect to the issuance of the Warrant and the purchase of the Warrant Stock as follows:

        7.1 Authorization. The Investor has full power and authority to enter into this Warrant. This Warrant has been duly authorized, executed and delivered by such Investor and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

        7.2 Purchase Entirely for Own Account. This Warrant is made with the Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Warrant such Investor hereby confirms, that the Warrant and the Warrant Stock will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, the Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Warrant or the Warrant Stock.

        7.3 Investment Experience. The Investor is an institutional investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Stock. The Investor also represents it has not been organized solely for the purpose of acquiring the Warrant or the Warrant Stock.

        7.4 Accredited Investor. Except as disclosed to the Company in writing, the Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, promulgated under the Act, and agrees not to sell, hypothecate, pledge or otherwise dispose of any interest in the Warrant and the Warrant Stock in the United States, its territories, possessions or any area subject to its jurisdiction, or to any person who is a national thereof or resident therein (including any estate of such person), or any corporation, partnership or other entity created or organized therein, unless such securities have been either registered under the Act, or are exempt from the registration requirements of the Act, in an opinion of counsel satisfactory to the Company, and the Investor has complied with any restrictions on transfer contained in this Warrant.

        7.5 Restricted Securities. The Investor understands that the Warrant being issued hereunder and the Warrant Stock to be purchased hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations, such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

        7.6 Legends. It is understood that the certificates evidencing the Warrant Stock may bear one or all of the following legends:

                1. "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT."

                2. Any legend required by the laws of any state in which the securities will be issued.

        7.7 Consents. No consent, approval or authorization of or designation, declaration or filing with any state, federal or foreign governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Warrant and the consummation of the transactions contemplated hereby.

        8. Market Stand-Off Agreement. The Investor hereby agrees that, during the period of duration specified by the Company or an underwriter of capital stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                (a) all executive officers and directors of the Company and all other persons with registration rights enter into similar agreements; and

                (b) such period shall not exceed one hundred eighty (180) days beginning the day after the effective date of such registration statement.

                In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Warrant Stock of the Investor until the end of such period.

        9.      Transfers and Exchanges.

        9.1 This Warrant shall not be transferable without the prior written consent of the Company.

        9.2 All new warrants issued in connection with transfers or exchanges shall be identical in form and provision to this Warrant except as to the number of shares of Warrant Stock.

        9.3 It shall be a condition to any transfer or exercise of this Warrant that the Company shall have received, at the time of such transfer or exercise, a statement in writing of the pertinent facts covering any proposed distribution thereof. It shall be a further condition to any transfer of this Warrant or of any or all of the shares of Common Stock issued upon exercise of this Warrant, other than a transfer registered under the Act, that the Company shall have received (i) a legal opinion, in form and substance satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and the registration requirements of the Act and (ii) a statement in writing from, and signed by, any proposed transferees containing the same representations and warranties as set forth in Section 7 hereof. The requirement of a legal opinion shall not apply to the transfer of this Warrant or any part thereof to a partnership of which the Investor is a partner or to the beneficial owners or affiliates of such partnership without further consideration, so long as such transfer is in compliance with applicable securities laws. Each certificate evidencing the shares of Common Stock issued upon exercise of this Warrant, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Company, contain a legend, in form and substance satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act.

        It shall be a further condition to each such transfer that the transferee shall receive and accept a Warrant, of like tenor and date, executed by the Company.

        10. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the Investor and their respective successors and assigns, subject at all times to the restrictions set forth herein.

        11. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

        12. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

        13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any such amendment or waiver shall be binding on the parties.

        14. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, and shall be addressed (a) if to any holder of any Warrant, at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its President at its principal office; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 1 hereof.

        15. Registration Rights. The Company hereby agrees to do and take all actions necessary to amend the Company's Amended and Restated Investors' Rights Agreement dated December 2, 1994 (the "Rights Agreement") to include the Warrant Stock to be issued upon exercise of this Warrant in the definition of Registrable Securities (the "Amendment") by no later than June 15, 1996.

        16. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with Delaware law as such laws are applied to agreements which are entered into solely between Delaware residents and are to be performed entirely within the state.


Dated: May __, 1996                             CORIXA CORPORATION


                                                By:___________________________

                                                Name:_________________________

                                                Title:________________________

                                                Address:  1124 Columbia Street
                                                          Suite 464
                                                          Seattle, WA 98104

ACKNOWLEDGED AND AGREED

SOUTHERN RESEARCH INSTITUTE


By:_____________________________

Name:___________________________

Title:__________________________

Address:  2000 Ninth Avenue South
          Birmingham, AL 35205




                  SIGNATURE PAGE TO WARRANT TO PURCHASE UP TO
                         250,000 SHARES OF COMMON STOCK
                             OF CORIXA CORPORATION